UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2021

TLG Acquisition One Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive, Suite 520 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (561)
945-8340
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third redeemable warrant	TLGA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TLGA	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at exercise price of $11.50 per share	TLG WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company
☒
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.
As previously disclosed, on February 1, 2022 the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued (i) unaudited interim financial statements included in the Company’s Quarterly Report on Form
10-Q
for the quarterly period ended March 31, 2021, filed with the U.S. Securities and Exchange Commission (“SEC”) on May 25, 2021; (ii) unaudited interim financial statements included in the Company’s Quarterly Report on Form
10-Q
for the quarterly period ended June 30, 2021, filed with the SEC on August 16, 2021; (iii) Note 2 to the unaudited interim financial statements and Item 4 of Part 1 included in the Form
10-Q
for the quarterly period ended September 30, 2020, filed with the SEC on November 12, 2021; and (iv) the audited balance sheet of the Company as of February 1, 2021, filed with the SEC as an exhibit to the Company’s Form 8-K on February 5, 2021 (collectively, the “Affected Periods”), should be restated to report all outstanding Class A common stock subject to possible redemption as temporary equity and should no longer be relied upon. As such, the Company will restate its financial statements for the Affected Periods in the Company’s amended Quarterly Report on Form
10-Q
for the quarterly period ended September 30, 2021, to be filed with the SEC and in a restated audited balance sheet as of February 1, 2021 issued by the Company and included as Exhibit 99.1 to this amendment to current report on Form
8-K.
The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the initial public offering.

Item 9.01.	Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of February 1, 2021 (as Restated).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLG ACQUISITION ONE CORP.

Dated: February 4 , 2022

	By:	/s/ John Michael Lawrie
	Name:	John Michael Lawrie
	Title:	Chief Executive Officer